Commitments and Contingencies - Minimum Rental Commitments Under Non Cancelable Operating Leases with Lease Terms in Excess of One Year (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2013
Commitments And Contingencies Disclosure [Abstract]
2014	$ 64
2015	50
2016	39
2017	29
2018	25
2019 and beyond	48
Total minimum rental commitments	$ 255